UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 22, 2009
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On October 22, 2009, F.N.B. Corporation (the Corporation) announced financial results for the quarter ended September 30, 2009. A copy of the press release announcing the Corporation’s results for the quarter ended September 30, 2009 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     Effective October 21, 2009, the Board of Directors of the Corporation amended Section 2.07 (Retirement) of the Corporation’s Bylaws to increase the director’s retirement age from age 72 to age 75. The other provisions of Section 2.07 of the Corporation’s Bylaws concerning director retirement remain unchanged. A copy of the Corporation’s amended Bylaws is attached hereto as Exhibit 3.1 and incorporated by reference herein.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits:
3.1	Amended Bylaws of the Corporation as currently in effect.

99.1	Press release dated October 22, 2009 announcing the financial results of F.N.B. Corporation for the quarter ended September 30, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION (Registrant)
By:	/s/ Vincent J. Calabrese
Name:	Vincent J. Calabrese
Title:	Chief Financial Officer (Principal Financial Officer)

Dated: October 22, 2009